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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 1997



                              COVENTRY CORPORATION
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             (Exact name of registrant as specified in its charter)

                      Delaware                             0-19147                       62-1297579
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(State or other jurisdiction of incorporation)     (Commission File Number)           (I.R.S. Employer
                                                                                     Identification No.)


   53 Century Boulevard, Suite 250, Nashville, TN                 37214
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      (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (615) 391-2440



                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 5.   Other Events
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     On February 24, 1997, Coventry Corporation announced operating results for its fourth quarter and year ended December 31, 1996, as set forth in the attached Exhibit 99 to this Form 8-K.






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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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    (c)  Exhibit:

         99       Press Release dated February 24, 1997.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                COVENTRY CORPORATION


Date: February 26, 1997         By: /s/ Shirley R. Smith
                                    --------------------------------------------
                                    Shirley R. Smith
                                    Vice President and Corporate General Counsel









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                                  EXHIBIT INDEX




   No.                             Exhibit
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   99              Press Release dated February 24, 1997.